Exhibit 99.1

GIBSON, DUNN & CRUTCHER LLP

Mitchell A. Karlan (MK-4413)

Conor D. Reilly (CR-6559)

M. Natasha Labovitz (MNL-5153)

200 Park Avenue

New York, New York 10166

Telephone: (212) 351-4000

Facsimile: (212) 351-4035

Attorneys for Plaintiffs

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:

FLAG TELECOM HOLDINGS LIMITED,
FLAG LIMITED,
FLAG PACIFIC USA LIMITED,
FLAG TELECOM GROUP SERVICES LIMITED,
FLAG TELECOM USA LTD.,
FLAG ASIA LIMITED,
FLAG ATLANTIC HOLDINGS LIMITED,
FLAG ATLANTIC LIMITED,
FLAG ATLANTIC USA LIMITED

ADVERSARY COMPLAINT FOR INJUNCTIVE AND DECLARATORY RELIEF Chapter 11 Case Nos. 02-11732 through 02-11736, and 02-11975 through 02-11979 (ALG) (Jointly Administered) Adv. Proc. No.

FLAG TELECOM GROUP LIMITED, FLAG ASIA LIMITED, FLAG TELECOM ASIA LIMITED, FLAG TELECOM TAIWAN LIMITED, and FLAG TELECOM JAPAN LIMITED	COMPLAINT
Plaintiffs,	Adv. Proc. No.

v.

KENSINGTON INTERNATIONAL, LTD., SPRINGFIELD ASSOCIATES, LLC, WILMINGTON TRUST COMPANY, and THE BANK OF NEW YORK

Defendants.

Plaintiffs, by their undersigned attorneys, for their complaint, allege as follows:

NATURE OF THE ACTION

1.                                       FLAG Telecom Group Limited (“FLAG”), FLAG Asia Limited (“FASL”), FLAG Telecom Asia Limited,  FLAG Telecom Taiwan Limited, and FLAG Telecom Japan seek judgment:

(a)                                  declaring that FASL has not defaulted on a certain Senior Secured Note, due September 30, 2005, as modified or amended from time to time (as further defined herein, the “Alcatel Note”),

(b)                                 declaring that FLAG has not defaulted on the indenture, dated as of October 9, 2002 among FLAG Telecom Group Limited, certain subsidiary guarantors from time to time parties thereto, and The Bank of New York, as trustee (the “Indenture”),

(c)                                  enjoining defendants from accelerating the maturity of any amounts owed with respect to the Alcatel Note or certain notes (the “Indenture Notes”) issued under an indenture, and, in the alternative,

(d)                                 awarding compensatory damages should any unjustified attempt to accelerate the Alcatel Note or the Indenture Notes occur.

JURISDICTION AND VENUE

2.                                       This Court has jurisdiction over this adversary proceeding pursuant to 28 U.S.C. § 1334(b) and this Court’s Order, dated September 26, 2002, confirming the Third Amended and Restated Plan of Reorganization, dated August 8, 2002 (the “Plan”) of FLAG, FASL, and certain of their affiliates in the above-captioned chapter 11 cases.

3.                                       Venue is proper pursuant to 28 U.S.C. § 1409.

THE PARTIES

4.                                       Plaintiff FLAG is a corporation organized under the laws of Bermuda, and is the ultimate parent company of the remaining Plaintiffs.  FASL is the issuer of the Alcatel Note, and the remaining subsidiary plaintiffs are grantors of the security interests created pursuant thereto.  FASL is organized under the laws of Bermuda.  FLAG Telecom Asia Limited is a corporation organized under the laws of Hong Kong.  FLAG Telecom Taiwan Limited is a corporation organized under the laws of the Republic of China.  FLAG Telecom Japan Limited is a corporation organized under the laws of Japan.

5.                                       On information and belief, Defendants Springfield Associates, LLC and Kensington International, Ltd. (collectively, the “Noteholder Defendants” or the “Noteholders”), which are privately-owned, claim that they are the holders of the Alcatel Note.

6.                                       Defendant Wilmington Trust Company (“Wilmington Trust”) is a Delaware banking corporation and is the Collateral Agent for the Noteholders with respect to the Security Agreement, dated October 9, 2002, as amended or modified from time to time (the “Security Agreement”), executed in connection with the Alcatel Note by FLAG Telecom Asia Limited, FLAG Telecom Taiwan, and FLAG Japan Limited.

7.                                       Defendant The Bank of New York is a New York banking corporation and is the indenture trustee with respect to the Indenture.

FLAG’S REORGANIZED DEBT STRUCTURE

8.                                       FLAG Telecom Holdings Limited, together with certain of its subsidiaries, filed Chapter 11 cases in this Court in April 2002.  The debtors’ Plan was confirmed pursuant to the Confirmation Order issued by this Court on September 26, 2002, and became effective on

October 9, 2002 (the “Effective Date”).  Pursuant to the Plan, FLAG is the successor to FTHL and owns, directly or indirectly, the assets and business of the reorganized FLAG Telecom group.

9.                                       On the Effective Date, as a condition of the assumption pursuant to the Plan of certain contracts, FASL issued the Alcatel Note, in the principal amount of $27,351,461, in favor of Alcatel Submarine Networks, SA (“Alcatel”).  On information and belief, the Alcatel Note was subsequently purchased by the Noteholder Defendants in May 2003.

10.                                 On the same day, the FLAG subsidiaries, as grantors, and Alcatel and Wilmington Trust, as secured parties, entered into the Security Agreement.  The Security Agreement created a security interest (the “Security Interest”) in various telecommunications assets located in Japan, Hong Kong, South Korea, Taiwan, and the high seas (the “Collateral”).

11.                                 Also on the Effective Date, FLAG issued the Indenture and the related Indenture Notes in the aggregate principal amount of $52.875 million, including Series A Indenture Notes in the amount of $45 million.  On information and belief, the Noteholder Defendants (or funds affiliated with them or under common control) are holders of a portion of the Series A Indenture Notes.

KEY PROVISIONS OF THE ALCATEL NOTE AND THE INDENTURE

12.                                 Under Section 4(c) of the Security Agreement and Section 5 of the Alcatel Note, the Plaintiffs undertook to “take all actions to the maximum extent permitted by applicable law reasonably necessary to ensure the legality, enforceability, validity and perfection of [the] Security Interest on the Collateral.”  In addition, Section 5 of the Alcatel Note states that if “such Security Interest is not perfected by [July 30, 2003], it shall be an Event of Default” under the Alcatel Note.  The initial date set forth in this section of the  Security Agreement was

December 31, 2002.  However, this date was extended to July 30, 2003, by operation of two waivers, dated December 31, 2002 and February 28, 2003.

13.                                 Section 9.01 of the Indenture defines “Events of Default” under the Indenture.  A cross-default provision is included in this section, such that a default by FLAG on certain other debt obligations, including the Alcatel Note, and a resulting acceleration of the maturity of that other indebtedness, would trigger an Event of Default under the terms of the Indenture, which ultimately could lead to acceleration of maturity of the indebtedness issued under the Indenture Notes.

14.                                 Pursuant to Section 3.05 of the Indenture, FLAG has the option of redeeming the Series A Indenture Notes for two-thirds of their face amount (i.e., for $30 million instead of $45 million) during the first eighteen months after the Effective Date.  If an Event of Default under the Indenture occurs, however, FLAG could lose that redemption right.  A similar mechanism is in effect with respect to the Series B and Series C Indenture Notes: FLAG has an option to redeem those notes for two-thirds of their face amount ($4 million and $1.275 million, respectively), but would lose that redemption right and be forced to pay the full amount ($5 million and $1.875 million, respectively) if there is an Event of Default under the Indenture.

15.                                 Accordingly, an event of default related to failure to comply with Section 4(c) of the Security Agreement or Section 5 of the Alcatel Note could lead to significant harm to the Plaintiffs, including acceleration of the maturity of the Indenture Notes and a 50% increase in the amounts that must ultimately be paid on account of those notes.

FLAG’S COMPLIANCE WITH ITS OBLIGATIONS

16.                                 This dispute arises because the Noteholder Defendants have alleged that the Plaintiffs have defaulted upon the Alcatel Note because of an alleged failure to perfect before July 30, 2003, the Security Interest with regard to Collateral located in Taiwan.

17.                                 In fact, however, FLAG has complied with its obligations under the Alcatel Note and Security Agreement in perfecting the Collateral Agent’s security interest.  No default has occurred and a perfected security interest has been granted.

18.                                 FLAG perfected the Collateral Agent’s Security Interest as required by the Alcatel Note and the Security Agreement by filing a UCC-1 financing statement with the Washington D.C. Recorder of Deeds, who accepted the statement on October 10, 2002.  The execution of the Security Agreement and the making of this filing, both of which occurred prior to July 30, 2003, are, in themselves, sufficient to create a perfected Security Interest in the Collateral and thus constitute fulfillment of Plaintiffs’ obligations in this regard.

19.                                 Nonetheless, because the FLAG Subsidiaries were also obligated – pursuant to a separate clause in the Security Agreement – “to take all actions to the maximum extent permitted by applicable law reasonably necessary to ensure the legality, enforceability, validity, and perfection of such Security Interest on the Collateral,” they sought the assistance of counsel in Taiwan, among other jurisdictions, for purposes of identifying alternative means of perfecting the security interests pursuant to international law.

20.                                 The Plaintiffs took all “actions reasonably necessary” to assist the Collateral Agent in perfecting Security Interests in the Collateral under the laws of the various jurisdictions in which the Collateral is located.  In fact, the Plaintiffs and their attorneys spent hundreds of hours, over the course of many months, in this endeavor, despite the fact that no provision in the Alcatel Note or the Security Agreement requires the Security Interest to be either effective or perfected under Taiwanese law or any other law aside from New York law.

21.                                 No one has disputed that Plaintiffs have complied with all obligations to create the necessary perfected Security Interest in South Korea, Hong Kong and Japan.  To perfect the Security Interest in Hong Kong, FLAG Telecom Asia, the owner of all Collateral located in Hong Kong, executed a debenture in favor of Wilmington Trust, as collateral agent, dated as of February 28, 2003, and filed this with the proper authority, along with the related Form M-1 Statement of Mortgage or Charge Details.  No filings were required to perfect the Security Interest in Japan or South Korea.  FASL, the owner of all Collateral located in Korea, executed a Korean law “Yango Dumbo” security agreement in favor of Wilmington Trust, as collateral agent, dated February 28, 2003.  FLAG Telecom Japan Limited, the owner of all collateral located in Japan, executed a Japanese law security agreement in favor of Wilmington Trust, as collateral agent, dated February 28, 2003.  Neither Japan nor Korea maintain filing systems applicable to the types of collateral pledged under the Security Agreement that would have allowed Plaintiffs to further protect the Security Agreement with regard to the laws of such jurisdictions.

22.                                 In Taiwan, it appears that no further steps were necessary in order to create a perfected security interest, although there was some question about what other steps could be taken to provide the maximum possible protection of the security interest.

23.                                 Because there appeared to be some argument that a security interest would best be perfected by filing a separate security agreement governed by Taiwanese law, FLAG created and prepared to file such a document (the “Taiwanese Security Agreement”).  Taiwanese law requires, however, that the pledgee under such a security agreement have a physical presence in Taiwan.  Wilmington Trust, the Collateral Agent, did not have a physical presence in Taiwan and therefore could not accept the pledge.

24.                                 Wilmington Trust undertook to find a co-Collateral Agent in Taiwan who was physically present in Taiwan and sought for several months to find a suitable agent who was willing to serve.  Throughout this time, the Plaintiffs were willing and able to execute, deliver and file the Taiwanese Security Agreement, which was in executable form, but were unable to do so because no collateral agent had been identified who could accept the collateral pledge.  At all times, the Plaintiffs cooperated in all respects with Wilmington Trust and the various holders of the Alcatel Note in connection with providing information to their proposed candidates for the co-Collateral Agent position.

25.                                 Had Wilmington been able to serve as, or to identify a qualified party to serve as, the secured party for the Taiwanese Security Agreement, that agreement would have been executed, delivered and filed early in 2003.

26.                                 In February, after the continued inability of Wilmington Trust to identify a qualified co-collateral agent in Taiwan, Plaintiffs sought to provide comfort to Alcatel (the then-holder of the Alcatel Note) that, pending identification of an eligible secured party, no further action was “reasonably necessary” with regard to further protection of the Security Interest in the Collateral located in Taiwan.  For this purpose, Plaintiffs proposed the delivery of a legal opinion from Taiwanese counsel opining as to the effectiveness and validity under Taiwanese law of the Security Agreement and the filing made in Washington D.C.  Alcatel requested that Plaintiffs continue to assist in protecting the Security Interest by executing the Taiwanese Security Agreement.  In March 2002, Plaintiffs nonetheless asked Taiwanese counsel to execute the draft opinion, and counsel did so.

27.                                 Despite the Plaintiffs’ continued assistance, Wilmington Trust did not identify a co-Collateral Agent to accept the pledge of collateral in Taiwan.  On July 31, 2003, FLAG informed Wilmington that it had complied with its obligations under the Security Agreement to take “actions reasonably necessary” to perfect the Collateral – including establishing a valid and perfected Security Interest therein.

28.                                 Wilmington did not dispute FLAG’s letter of July 31, and has never alleged that it does not have a valid, perfected Security Interest in the Collateral as required by Section 5 of the Note.

29.                                 Nevertheless, the Noteholder Defendants have now asserted the existence of a technical default under the Alcatel Note related to the failure to designate a Taiwanese co-agent to take the pledge of the Taiwanese assets.

THE NOTEHOLDERS BENEFIT FROM BLOCKING THE REDEMPTION

30.                                 On information and belief, the Noteholder Defendants, or funds affiliated with them or under common control, hold not only the Alcatel Note, but also a substantial principal amount of the Series A Indenture Notes.

31.                                 On July 25, 2003, FLAG gave notice of its intent to redeem the Series A Indenture Notes, on August 25, 2003, at two-thirds of their face amount, as permitted by Section 3.05 of the Indenture.

32.                                 If the Noteholder Defendants can successfully block FLAG’s redemption of the Series A Notes at a discount, the Noteholder Defendants stand to gain financially because FLAG may be forced to pay the full face amount of those notes.

33.                                 The sole reason for the alleged default in perfecting the security interest under the Security Agreement and Alcatel Note is the failure of Wilmington Trust – the agent of the Noteholder Defendants – to provide FLAG with the name of a qualified agent to accept the pledge of Collateral in Taiwan.

ACCELERATION OF THE NOTES, OR DECLARATION OF A DEFAULT OR ACCELERATION OF THE INDENTURE NOTES, WOULD IRREPARABLY HARM PLAINTIFFS

34.                                 An acceleration of the Alcatel Notes could make the outstanding principal amount of $27,351,461, plus accrued interest, immediately due and payable.  This in itself would place a significant financial burden on Plaintiffs.  More importantly, however, it could trigger the cross-default provision of the Indenture.

35.                                 An event of default under the Indenture could preclude FLAG from redeeming the Series A Indenture Notes at the discounted rate, thereby causing damage to the Plaintiffs of at least $15 million.

36.                                 Furthermore, a default and subsequent acceleration of the Series A, B and C Indenture Notes could result in FLAG being required immediately to pay the entire amount due thereunder, $45 million, $6 million, and $1.875 million, respectively.  Such an acceleration would cause an immediate liquidity crisis that would do irreparable harm to Plaintiffs’ business because of, among other things, the serious risk of defaults in other contracts or indebtedness, loss in customer and vendor confidence, and the business opportunities lost if FLAG is required to pay the multi-million dollar accelerated debt.

CLAIM FOR RELIEF

37.                                 Plaintiffs repeat and reallege the allegations in paragraphs 1 through 34 above as if set forth here in full.

38.                                 The Noteholder Defendants claim that there has been a default under Section 5 of the Note, alleging that FLAG failed to perfect the Security Interest in the Collateral located in Taiwan by July 30, 2003.

39.                                 In fact, however, FLAG perfected the Security Interest on October 10, 2002, by filing a UCC-1 financing statement with the Washington D.C. Recorder of Deeds.

40.                                 The Note contains no obligation that either the Security Interest of any perfection actions be effective or valid under Taiwanese law.  Nonetheless, the Security Agreement and such perfection of the Security Interest are effective and valid under Taiwanese law.

41.                                 As required by the terms of the Security Agreement, as amended, the Security Interest was perfected on or before July 30, 2003.

42.                                 Because Plaintiffs fulfilled their obligations with regard to perfecting the Security Interest, there has been no default under the Alcatel Note.  Because there was no default, the cross-default provision of the Indenture was not triggered, and, accordingly, there has been no default under the Indenture.

43.                                 Plaintiffs have no adequate remedy at law.

44.                                 If Defendants in fact accelerate the maturity of the Alcatel Note and the Indenture Notes and seek to collect amounts due thereunder, Plaintiffs will experience significant and irreparable damage to their business, including financial damages.  In addition, if Plaintiffs are prevented from redeeming the Series A Indenture Notes on August 25, 2003 at the discounted redemption price of $30 million, together with accrued but unpaid interest, as planned, they will suffer direct and immediate damage in the amount of $15 million.

WHEREFORE, Plaintiffs respectfully ask this Court to enter judgment in their favor against defendants as follows:

1.                                       declaring that there has been no default under either the Note or the Indenture;

2.                                       enjoining defendants from accelerating any debt due under the Note or the Indenture or from declaring a default;

3.                                       awarding Plaintiffs compensatory damages in an amount to be proven at trial; and

4.                                       granting any such other and further relief as this Court may deem just and proper.

New York, New York Dated: August 7, 2003	Respectfully submitted,

Mitchell A. Karlan (MK-4413)

Conor D. Reilly (CR-6559)

M. Natasha Labovitz (MNL-5153)

GIBSON, DUNN & CRUTCHER LLP

200 Park Ave.

New York, New York 10166

Telephone:  (212) 351-4000

Facsimile:   (212) 351-4035

ATTORNEYS FOR FLAG TELECOM GROUP LIMITED, et al.